Exhibit 99.1 November 2, 2023 BancAnalysts Association of Boston Conference 2023 John Stern Senior Executive Vice President and Chief Financial Officer Gunjan Kedia Vice Chair, Wealth, Corporate, Commercial, and Institutional Banking U.S. Bank U.S. Bank 1

Forward-looking statements and additional information

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995:

This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, future economic conditions and the anticipated future revenue, expenses, financial condition, asset quality, capital and liquidity levels, plans, prospects and operations of U.S. Bancorp. Forward-looking statements often use words such as "anticipates," "targets," "expects," "hopes," "estimates," "projects," "forecasts," "intends," "plans," "goals," "believes," "continue" and other similar expressions or future or conditional verbs such as "will," "may," "might," "should," "would" and "could."

Forward-looking statements involve inherent risks and uncertainties that could cause actual results to differ materially from those set forth in forward-looking statements, including the following risks and uncertainties: deterioration in general business and economic conditions or turbulence in domestic or global financial markets, which could adversely affect U.S. Bancorp's revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility; turmoil and volatility in the financial services industry, including failures or rumors of failures of other depository institutions, which could affect the ability of depository institutions, including U.S. Bank National Association, to attract and retain depositors, and could affect the ability of financial services providers, including U.S. Bancorp, to borrow or raise capital; increases in Federal Deposit Insurance Corporation ("FDIC") assessments due to bank failures; actions taken by governmental agencies to stabilize the financial system and the effectiveness of such actions; changes to regulatory capital, liquidity and resolution-related requirements applicable to large banking organizations in response to recent developments affecting the banking sector; changes to statutes, regulations, or regulatory policies or practices, including capital and liquidity requirements, and the enforcement and interpretation of such laws and regulations, and U.S. Bancorp's ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities; changes in interest rates; increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; risks related to originating and selling mortgages, including repurchase and indemnity demands, and related to U.S. Bancorp's role as a loan servicer; impacts of current, pending or future litigation and governmental proceedings; increased competition from both banks and non-banks; effects of climate change and related physical and transition risks; changes in customer behavior and preferences and the ability to implement technological changes to respond to customer needs and meet competitive demands; breaches in data security; failures or disruptions in or breaches of U.S. Bancorp's operational, technology or security systems or infrastructure, or those of third parties; failures to safeguard personal information; impacts of pandemics, including the COVID-19 pandemic, natural disasters, terrorist activities, civil unrest, international hostilities and geopolitical events; impacts of supply chain disruptions, rising inflation, slower growth or a recession; failure to execute on strategic or operational plans; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; effects of changes in or interpretations of tax laws and regulations; management's ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk; and the risks and uncertainties more fully discussed in the section entitled "Risk Factors" of U.S. Bancorp's Form 10-K for the year ended December 31, 2022, and subsequent filings with the Securities and Exchange Commission.

In addition, U.S. Bancorp's acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the acquisition may not be realized or may take longer than anticipated to be realized; and the possibility that the combination of MUFG Union Bank with U.S. Bancorp, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated or have unanticipated adverse results.

In addition, factors other than these risks also could adversely affect U.S. Bancorp's results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events.

This presentation includes non-GAAP financial measures to describe U.S. Bancorp's performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

U.S. Bank

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A trusted partner with a strong foundation NYSE Traded USB Assets $668B Assets Under $448B Management Founded 1863 Deposits $518B Assets Under Custody $10.3T Market Cap $51B Loans $375B & Administration Regional National International Branch footprint Mortgage, Wealth and Payment Services Business, Commercial & Corporate Banking Investment Services U.S. Bank Data as of 9/30/23. 3

Well positioned for future growth

Benefits of Cat II commitment relief...

✓ Greater balance sheet flexibility

Renewed focus on high margin / high growth business; Selective RWA optimization with a low-to-neutral impact on earnings

✓ AOCI transition timing

Extended phase-in of AOCI over a 3-year transition period; Continued burndown of our AFS portfolio through 2025 and beyond

✓ A level playing field

Subject to existing capital rules or, if adopted, the same transition rules as all other Category III banks under the Basel III End Game proposal

Well diversified business mix...

Diversified fee revenues and prudent expense management will offset industry-wide pressure on NII / NIM as we maintain our through-the-cycle approach to credit risk management

Differentiated Business Model	Disciplined Expense Management
• Wide product set / deepening client base • Distribution network • Payments ecosystem	• Centralized / streamlined operations • Digitization / technology modernization
• Scale / market share • Revenue growth opportunities	• ~$900M of expected cost synergies

Advantage of Union Bank

Strategically focused on sustainable earnings growth

U.S. Bank 4

Our differentiated business mix supports consistent growth Payment Services - 25% Consumer & Business Banking - 37% Wealth, Corporate, Commercial & Institutional Banking - 38% Wealth, Corporate, Commercial & Consumer & Business Banking Payment Services Institutional Banking Wealth Management, Asset Management, Capital Markets, Retail Payment Solutions, Branch Banking, Small Business Banking, Global Merchant Acquiring and Consumer Lending, Mortgage Banking and Global Fund Services, Corporate Banking, Commercial Banking, Commercial Real Estate Corporate Payment Systems Omnichannel Delivery Nine months ended 9/30/23 taxable-equivalent basis. U.S. Bank 5 Business line revenue percentages exclude Treasury and Corporate Support; see appendix for reconciliation

Evolution of Wealth, Corporate, Commercial, and Institutional Banking (WCIB)

	1990s	Early 2000s	2008-2017	2017-2022	2023+
	Bank rollups	Diversifying products	Global Financial Crisis & strengthening risk framework	Digitize & scale	Capital efficient growth
Select Acquisitions			• BofA Securitization Trust • AIS Fund Admin • Union Bank Institutional Trust • Quintillion (Ireland)	• Union Bank • PFM Asset Management	
Select New Product Launches			• Energy Sector • Derivative Products • Corporate Bonds • Municipal Bonds	• Luxembourg office • ESG[1] Advisory • Subscription Finance • OCIO[2] Business	

WCIB Today

500k+
Wealth Clients

8k+
Companies

30k+
Government and Institutions

11k+
Team members

~20
Historical acquisitions

Note(s): (1) Environmental, Social, and Governance; (2) Outsourced Chief Investment Office

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Wealth, Corporate, Commercial, and Institutional Banking Traditional Loans and Wealth and Capital Markets Transaction Processing Deposits • Corporate Banking • Wealth Management • Global Corporate Trust • Commercial Banking • Capital Markets • Global Fund Services • Commercial Real Estate • Asset Management • Global Treasury Management 38% 34% 28% of 3Q23 WCIB Revenue of 3Q23 WCIB Revenue of 3Q23 WCIB Revenue 0% of total is fee revenue 65% of total is fee revenue 71% of total is fee revenue Governments and Wealthy Companies Clients served: Institutions Individuals U.S. Bank 7

Market leading products across our footprint #5 90% #1 or #2 Investment Grade Bond of Fortune 1000 companies In Corporate Trust 3 1 Lead and Co-Manager 5 bank with us Markets we serve #14 #5 #6 2 4 6 U.S. Commercial Bank Money Market Fund Provider U.S. Custodian Traditional Loans and Wealth and Capital Transaction Processing Deposits Markets Note(s): (1) Fortune and Fortune Media IP Limited are not affiliated with, and do not endorse products or services of, U.S. Bancorp; (2) Federal Reserve Statistical Release of Insured U.S.-Chartered commercial banks that have consolidated assets of $300 million or more, ranked by consolidated assets as of June 30, 2023; (3) Thomson Reuters LPC as of June 30, 2023; ranking based upon number of issues; Q3 2023 Refinitiv LPC; (4) iMoneyNet Money Fund Report as of 3/31/2023. Ranking based on AUM; (5) US & Europe market share data sourced from Greenstreet ABAlert for the ABS/MBS and CLO rankings and Refinitiv for the Corporate and Municipal rankings. Rankings based upon number of deals and volume in dollars. Data as of September 30, 2023; (6) June 2023 per FDIC; Rankings exclude non-bank custodians, foreign banks, and non-FDIC banks U.S. Bank 8

Track record of growth in our businesses 1,2 Average Revenue ($Bn) •• S St tr ro ong, ng, trust truste ed d br brand and WCIB combined 2018-2022 •• B Br road pr oad product oduct se set t CAGR: 6.8% acr acro oss banking and ss banking and 8.3% CAGR WCIB Fee Revenue 5.8% CAGR WCIB Net Interest Income servicing capabilities servicing capabilities $8.7 $7.8 $7.8 •• D Diiv ve er rs sified client ified client $7.2 $7.0 $6.7 segments segments $5.1 $4.7 $4.7 $3.8 $4.3 $4.1 •• S St tr ro ong balance shee ng balance sheet t $3.6 $3.3 $3.1 $3.1 $2.7 •• O Or rg ganic and anic and $2.6 inor inorganic gr ganic gro ow wth th Jan-Sep 2018 2019 2020 2021 2022 Q3 2023 2023 str strat ategies egies Net Interest Income Fee Revenue Net Interest Income Fee Revenue Note(s): (1) Union Bank is included in the business segment numbers as of December 1, 2022; (2) As of 2021, Community Wealth Loans and Deposits have moved from Consumer & Business Banking into WCIB; All periods have been presented on a consistent basis to reflect these changes U.S. Bank 9

Our breadth and scale provide robust opportunities to serve our clients ✓ Full offering ✓ Partial offering Regional Products U.S. Bank 1 Banking Peers WCIB Clients Institutional Banking ✓ ✓ Capital Markets ✓ ✓ Wealthy 1 1 ~500,000 Individuals Treasury Management ✓ ✓ Wealth Management ✓ ✓ Asset Management ✓ ✓ Companies ~8,000 (cash and short-term) 2 2 Corporate Card ✓ ✓ Merchant Acquiring ✓ Governments Fund Servicing ~30,000 ✓ and Institutions Corporate Trust ✓ Custody ✓ 1 1 2 2 Further details provided on subsequent slides Note(s): (1) Based on company financials and websites. Regional banking peers include Truist, Fifth Third Bank, Citizens Financial, Key, Regions and PNC U.S. Bank 10

Deepening client relationships, product innovation, and expanding into new markets will drive future success Deepen Client Bolster Product Expand to New Base Capabilities Markets U.S. Bank 11

Wealthy Individuals Our holistic offering and extensive client base 1 1 enable growth in Wealth Management Today: Holistic Wealth Management Offering Transform • Team-based model of bankers & advisors Financial • Shift to fee-based agency planning Pre-2018 Credit card Private solutions banking Strengthen • Investment and banking product integration Insurance Investment • Financial planning offering solutions management • Digital capabilities 2018-2020 Business Automated advisory investing Client Client • Client service excellence Grow • Partnerships 2021-2023 • Product innovation Business Trust and lending estate • Broker dealer re-platforming Scale Home Brokerage • Advisor growth mortgage services 2023-beyond • Industrial referral engines Philanthropic giving U.S. Bank 12

Companies

2 Our partnership and proactivity have enabled us to grow with our client for the last 15+ years

Healthcare Technology Company Example


~15-20%
Client Revenue
2019-2022
CAGR

Initial relationship
Introduction through Wealth Banking

Expand to core banking services
Provided lending solutions through Commercial Banking

Solutions with dedicated service
Include Payments (GTM, Elavon[1]) products with a dedicated service team

Customized service creation
Co-created technology solutions to establish a frictionless customer experience

Serving our client's key milestones
Acquired by private equity firm; USB took part in the underwriting

Future opportunities
Improved client experience and technology ecosystem

Note(s): (1) Elavon is U.S. Bank's Merchant Acquiring business unit, GTM is Global Treasury Management

U.S. Bank
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Companies

2 Private Capital: our product set is designed to complement a rapidly growing segment

Private Capital Segment

- Private market AUM reached $11.7 trillion in 2022[1]
- Innovative segment with ~20% AUM CAGR growth[2]
- Our unique product mix and a service model focused on complexity differentiate us in this segment

We serve ~150 clients

~22-26% Client Revenue 2019-2022 CAGR

Client Example: Private Capital Asset Manager

Banking

- Redemption/Liquidity Facilities
- Subscription Facilities
- Treasury Management Services

Transaction Processing

Global Fund Services

- US/Ireland Fund Administration
- Fund Custody
- Depositary Services

Global Corporate Trust

- Collateralized Debt Obligation
- Document Custody
- Structured Finance
- Europe Trustee

Future Opportunities

- Leverage/Liquidity Facilities
- Management Company Facilities
- Deposits and Cash Services
- FX and Derivatives
- Loan and Debt Capital Markets
- Corporate Payment Services

Note(s): (1) McKinsey Global Private Markets Review 2023: Private markets turn down the volume; (2) 2017-2022

U.S. Bank

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Focused on delivering innovative products


CLO[1] Data Product


Next Generation Broker Dealer Platform


Real-time Custody Platform


USD
GBP 0.5117 0.5121 0.5611
EUR 0.6527 0.7225
1.1498
Foreign Exchange Modernization


Commodity Trading


Luxembourg Office


Impact Finance


Data Strategies and API[2]

Note(s): (1) CLO stands for Collateralized Loan Obligation; (2) API stands for Application Programming Interface

U.S. Bank

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We are expanding our national footprint

Expanded California Footprint with Union Bank

● Acquired Locations ● U.S. Bank Locations



Sacramento
San Francisco
San Jose
Los Angeles
San Diego

Added more than 50K commercial and HNW[1] households relationships[2]



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
Existing markets
Expansion markets
California / Union Bank

Market Opportunities

- High household and economic growth
- Existing, robust talent base; ~30% of WCIB employees work in expansion markets and California
- Strong, early successes

The strength of our brand, the breadth of our products, and our investments in digitization have enabled us to grow beyond our branch network

Note(s): (1) High Net Worth; (2) Additional growth from Union Bank

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In closing • We have an enviable wealth, corporate and institutional franchise which has an increasingly national footprint. • We have a differentiated mix of fee-oriented products and solutions serving these segments; and we are investing to grow our capabilities. • Our strategy is to deepen our relationships, broaden our products and expand our footprint to deliver capital-efficient growth. U.S. Bank 17

U.S. Bank 18

Appendix U.S. Bank 19

Non-GAAP Financial Measures Nine Months Ended September 30, ($in millions) 2023 Line of Business Financial Performance Net Revenue Wealth, Corporate, Commercial and Institutional Banking $ 7,813 Consumer and Business Banking 7,669 Payment Services 5,018 Treasury and Corporate Support 882 Total Company 21,382 Less Treasury and Corporate Support 882 Total Company excluding Treasury and Corporate Support $ 20,500 Percent of Total Company Wealth, Corporate, Commercial and Institutional Banking 37% Consumer and Business Banking 36% Payment Services 23% Treasury and Corporate Support 4% Total Company 100% Percent of Total Company excluding Treasury and Corporate Support Wealth, Corporate, Commercial and Institutional Banking 38% Consumer and Business Banking 37% Payment Services 25% Total Company excluding Treasury and Corporate Support 100% U.S. Bank 20

WCIB Net Revenue Detail Three Months Ended September 30, June 30, September 30, ($ in millions) 2023 2023 2022 Net interest income (taxable-equivalent basis) $ 1,472 $ 1,559 $ 1,439 Noninterest income 1 Trust and investment management fees Wealth management $ 157 $ 161 $ 136 U.S. Bancorp Asset Management 59 57 53 Global corporate trust & custody 2 59 253 241 Fund services 1 41 141 1 34 Other 11 9 7 Global capital markets 1 95 220 155 Treasury management 1 29 135 1 23 All other noninterest income 80 97 57 Total $ 2,503 $ 2,632 $ 2,345 1. Year-over-year, noninterest income increases were driven by higher trust and investment management fees given the acquisition of Union Bank and business growth in Global Corporate Trust & Custody and Fund Services, as well as higher assets under management. On a linked quarter basis, trust and investment management fees increased due to new business growth in Investment Services and higher assets under management. U.S. Bank 21